Exhibit 10 (c)

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                               SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. 1350, each of the undersigned, being the Principal Executive Officer and Principal Financial Officer of Sanford C. Bernstein Fund, Inc. (the "Registrant"), hereby certifies that the Registrant's report on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 26, 2004

                               By:      /s/ Roger Hertog
                                        ----------------------
                                        Roger Hertog
                                        President

                               By:      /s/ Mark D. Gersten
                                        ----------------------
                                        Mark D. Gersten
                                        Treasurer and Chief Financial Officer




This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.